Exhibit 99.4

AGREEMENT TO PROVICE INSURANCE

Principal $300,000.00	Loan Date 11-22-2011	Maturity 11-22-2012	Loan No.	Call / Coll	Account	Officer	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Grantor:	UNITED ESYSTEMS, INC. 2150 N. Highway 190 Covington, LA 70433	Lender:	Home Bank N.O. COMMERCIAL 3798 VETERANS METAIRIE, LA

INSURANCE REQUIREMENTS.  Grantor, UNITED ESYSTEMS, INC.  (“Grantor”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender.  These requirements are set forth in the securities documents for the loan.  The following minimum insurance coverages must be provided on the following described collateral (the “Collateral”);

Collateral:	1st SECURITY INTEREST IN ACCOUNTS RECEIVABLE, INVENTORY, EQUIPMENT, FURNITURE, FIXTURES, AND INTANGIBLES.
Type: All risks, including fire, theft and liability.
Amount: Full Insurable Value.
Basis: Replacement value

Endorsements:  Lender loss payable clause naming Lender as non-contributory lender loss-payee and further stipulating that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.

Comments: PLEASE MAIL POLICY SHOWING HOME BANK AS LIENHOLDER.
Latest Delivery Date: By the loan closing date

INSURANCE COMPANY.  Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.

INSURANCE MAILING ADDRESS.  All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

Home Bank
ATTENTION: LOAN SERVICING DEPARTMENT
PO BOX 81459
Lafayette, LA  70598-1459

FAILURE TO PROVIDE INSURANCE.  Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence that Grantor has purchased the insurance required under Grantor’s Mortgage or other security agreement, naming Lender as non-contributory loss payee beneficiary, which insurance coverage must have an effective date of the loan closed date, or earlier.  Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor’s expense as provided in the applicable security document.  The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document.  GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT OEQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR’S EQUITY IN THE COLLATERAL MAY NOT BE INSURED.  IN ADDITON, THE INSURACE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

CONFLICTING PROVISIONS.  To the extent any provisions of this Agreement conflict with provisions of Grantor’s Security Agreement, the specific provisions of Grantor’s Security Agreement will prevail.

AUTHORIZATION.  For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS.  THIS AGREEMENT IS DATED NOVEMBER 22, 2011.

GRANTOR:

UNITED ESYSTEMS, INC.

By: /s/ WALTER REID GREEN, JR.
WALTER REID GREEN, JR., President of
UNITED ESYSTEMS, INC.

NOTICE OF INSURANCE REQUIREMENTS

Principal	Loan Date 11-22-2011	Maturity	Loan No.	Call / Coll	Account	Officer	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Grantor:	UNITED ESYSTEMS, INC. 2150 N. Highway 190 Covington, LA 70433	Lender:	Home Bank N.O. COMMERCIAL 3798 VETERANS METAIRIE, LA

TO:	ATTN : Insurance Agent	DATE: November 22, 2011

RE:          Policy Number(s):
Insurance Companies/Company:

Dear Insurance Agent:

Grantor, UNITED ESYSTEMS, INC. (“Grantor”) is obtaining a loan from Home Bank.  Please send appropriate evidence of insurance to Home Bank, together with the requested endorsements (including without limitation a lender’s loss payable endorsement), on the following property, which Grantor is giving as security for the loan.

Collateral:	1ST SECURITY INTEREST IN ACCOUNTS RECEIVABLE, INVENTORY, EQUIPMENT, FURNITURE, FIXTURES, AND INTANGIBLES.
Type: All risks, including fire, theft and liability.
Amount: Full Insurable Value.
Basis: Replacement value

Endorsements:  Lender loss payable clause naming Lender as non-contributory lender loss-payee and further stipulating that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.

Comments: PLEASE MAIL POLICY SHOWING HOME BANK AS LIENHOLDER.
Latest Delivery Date: By the loan closing date

GRANTOR:

UNITED ESYSTEMS, INC.

By: /s/ WALTER REID GREEN, JR.
WALTER REID GREEN, JR., President of
UNITED ESYSTEMS, INC.

RETURN TO:

Home Bank
ATTENTION: LOAN SERVICING DEPARTMENT
PO Box 81459
Lafayette, LA  70598-1489